UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐                             Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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On July 13, 2016, TPG Specialty Lending, Inc. issued the following press release:

TPG Specialty Lending, Inc. Letter Highlights TICC Capital Corp.’s Continued Failed Performance for Stockholders and Presents Clear Path to Real Change

Outlines TICC’s Decade of Financial Failure Including Severe Stock Price Underperformance, Abysmal Total Returns, and Dramatic Decline in Net Asset Value Per Share

Reminds TICC Stockholders That They Have the Right to Terminate the External Adviser’s Contract AT NO COST

Urges TICC Stockholders to vote the GOLD Proxy Card to Terminate TICC’s External Adviser Contract and Elect T. Kelley Millet to the TICC Board

NEW YORK—(BUSINESS WIRE)—TPG Specialty Lending, Inc. (“TSLX”; NYSE:TSLX), a specialty finance company focused on lending to middle-market companies, today issued a letter to TICC Capital Corp. (“TICC”) stockholders detailing the continued financial failure of TICC and its external adviser. The letter outlines a series of facts describing TICC’s underperforming stock price, abysmal total returns delivered by its external adviser, dramatic decline in net asset value per share and the external adviser’s receipt of more than $140 million in fees at the expense of stockholders. The letter also urges stockholders to protect their investment in TICC and vote by returning the GOLD proxy card FOR the termination of the investment advisory agreement between TICC and its external adviser and the election of TSLX’s highly-qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors at TICC’s 2016 Annual Meeting, which is scheduled for September 2, 2016.

Please click here to view the full letter: http://www.changeticcnow.com/content/uploads/2016/07/TSLX-Letter-to-TICC-Stockholders.pdf

The proxy materials are also available through the SEC’s website and at www.changeTICCnow.com.

About TPG Specialty Lending

TPG Specialty Lending, Inc. (“TSLX” or the “Company”) is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, a Securities and Exchange Commission registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, the dedicated special situations and credit platform of TPG, with approximately $16 billion of assets under management as of March 31, 2016, and the broader TPG platform, a global private investment firm with approximately $74 billion of assets under management as of March 31, 2016. For more information, visit the Company’s website at www.tpgspecialtylending.com.

Forward-Looking Statements

Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 11, 2016 (the “TSLX Proxy Statement”). TSLX has mailed a prior version of the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC on or about June 20, 2016. This communication is not a substitute for the TSLX Proxy Statement.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE ATHTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).

This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

TPG Specialty Lending, Inc.

Investors

Lucy Lu

212-601-4753

llu@tpg.com

or

Charlie Koons

MacKenzie Partners, Inc.

800-322-2885

tpg@mackenziepartners.com

or

Media Luke Barrett

212-601-4752

lbarrett@tpg.com

or

Tom Johnson or Pat Tucker

Abernathy MacGregor

212-371-5999

tbj@abmac.com / pct@abmac.com

TPG
SPECIALTY
LENDING
July 13, 2016
Fellow TICC Stockholders:
TICC Capital Corp.‘s (“TICC”) board and external manager have failed you.
On behalf of TPG Specialty Lending, Inc. (“TSLX”), we urge you to vote today to terminate the investment advisory agreement between TICC and its external adviser and to elect our highly-qualified and independent nominee, T. Kelley Millet, to TICC’s Board of Directors.
It is your right as a stockholder to enact change at TICC. VOTE THE ENCLOSED GOLD CARD NOW to protect your investment and end a decade of failure at TICC.
Stockholders have the right, under the Investment Company Act of 1940, as amended, to terminate the external adviser’s contract at no cost to stockholders. And since TICC has set the date for the Annual Meeting - September 2, 2016 - you should not delay in voting now by returning the enclosed GOLD PROXY CARD TODAY.
The status quo is unacceptable and will only result in further deterioration in the value of your investment, so CAST YOUR VOTE TODAY.
Sincerely,
TPG Specialty Lending, Inc.
Joshua E. Easterly
Michael Fishman
Chairman and Co-Chief Executive
Co-Chief Executive Officer
Officer
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
SPECIALTY
LENDING
TICC HAS SUFFERED FROM SEVERE STOCK PRICE UNDERPERFORMANCE
Stock Price Performance Since IPO Has Significantly Underperformed the Broader Market & Peers
Indexed Price
220%
190%
160%
130%
100%
70%
40%
10%
S&P
500
102.6%
BDC
Composite
(6.4)%
TICC
(63.9)%
Nov-2003
Dec-2005
Feb-2008
Mar-2010
Apr-2012
May-2014
Jul-2016
TICC Capital Corp
BDC Composite
S&P 500 Index
Note: Daily from 21-Nov-2003 to 07-Jul-2016. BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, HTGC, MAIN, NMFC, PNNT, PSEC, SLRC, TCAP, TCRD, MCC, and GBDC. Source: Bloomberg
DO NOT BE FOOLED BY TICC’ S MISLEADING, HANDPICKED PEER GROUP. You know the true underperformance of TICC well. Since TICC’s IPO in 2003, TICC’s stock price has significantly underperformed the broader market and its peers. Since TICC’s inception through July 7, 2016, TICC stock is down 63.9% versus -6.4% for the BDC Composite and 102.6 % for the S&P 500.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG SPECIALTY LENDING

THE EXTERNAL ADVISER HAS CONSISTENTLY DELIVERED UNACCEPTABLE TOTAL RETURNS

Even Including Dividends, Total Returns Have Been Abysmal



340%
300%
260%
220%
180%
140%
100%
60%
20%
Indexed Total Return
199.7%
163.2%
53.5%
Nov-2003
Dec-2005
Feb-2008
Mar-2010
Apr-2012
May-2014
Jul-2016
TICC Capital Corp
BDC Composite
S&P 500

Note: Daily from 21-Nov-2003 to 07-Jul-2016; Total return is defined as change in stock price plus any paid dividends over a given time period.
Source: Bloomberg

In the hands of TICC's external adviser and the current Board of Directors, **<u>the Company's total returns have underperformed every significant measure since its IPO in 2003.</u>** Since its inception through July 7, 2016, the external adviser has delivered total returns of just 53.5% versus 199.7% for the BDC Composite and 163.2% for the S&P 500. These abysmal results are unacceptable – generally – and appalling in light of the fees that the external adviser has collected for this performance.

PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT TICC. YOUR VOTE COUNTS.

TPG
SPECIALTY
LENDING
TICC HAS OVERSEEN A DRAMATIC DECLINE IN NET ASSET VALUE PER SHARE
Underperformance Driven by Dramatic Decline in NAV Per Share
Quarterly NAV Per Share Since IPO
$13.80
57% NAV
Per Share
Decline
Since IPO
$5.89
2003Q4
2004Q2
2004Q4
2005Q2
2005Q4
2006Q2
2006Q4
2007Q2
2007Q4
2008Q2
2008Q4
2009Q2
2009Q4
2010Q2
2010Q4
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2
2013Q4
2014Q2
2014Q4
2015Q2
2015Q4
2016Q1
Source: SNL
TICC’s net asset value (NAV) per share has declined 57% since TICC’s IPO in 2003. TICC’s strategy of paying a dividend that greatly exceeds net investment income is imprudent and unsustainable for the Company’s stockholders. Do not be fooled! These payments are not comprised solely of investment returns; stockholders are being paid back in part with their own money. More importantly, this strategy has unfortunately resulted in almost irreversible value destruction of NAV per share that will only continue without quick and decisive action.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
SPECIALTY
LENDING
AS A RESULT INDEPENDENT THIRD PARTIES SAY TICC’S DIVIDEND IS PLAINLY UNSUSTAINABLE

“...it’s important to note that TICC has not been close to covering its dividend, so a dividend cut seems inevitable to us... .” - Barclays, Oct. 6, 2015	“We believe this dividend will get cut regardless as TICC does not have the operating earnings to support the dividend at all—and this will not change...” - Wells Fargo, Oct. 9, 2015
“[TICC’S] dividend is not sustainable, and we expect it will be cut regardless of what happens...” - KBW, Sept. 16, 2015	“...the current dividend yield, rings hollow. TICC’s current dividend does not appear to be sustainable or affordable.” - Egan-Jones, Oct. 27, 2015

DO NOT BE FOOLED BY TICC’S MISLEADING CLAIMS ABOUT ITS DIVIDEND. The simple fact of paying a dividend consisting in part of investor capital is unsustainable, this is true regardless of TICC’s supposed interpretation of accounting rules.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
Specialty
Lending
TICC’ S EXTERNAL ADVISER AND MANAGEMENT HAVE COLLECTED MILLIONS IN FEES
External Advisor has extracted Over $140MM in Fees Despite Poor returns
($ millions)
Cumulative Investment and Advisory Fees Paid to Manager
$140
$120
$100
$80
$60
$40
$20
$0
$0.3
$3.0
$7.4
$13.6
$21.1
$28.1
$32.2
$38.7
$49.3
$71.5
$96.0
$118.9
$137.7
$141.4
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016Q1
Note: Cumulative Investment and Advisory Fees include base management fees, net investment income investment fees and capital gains incentive fees
Source: Company Filings
Even though the external adviser’s performance has been a complete failure, it has collected more than $141.4 million in management and incentive fees from your investment over the last 12+ years. The TICC Board has failed to fulfill its duty to act as any sort of effective oversight over this incompetence. It is time to ask why management continues to benefit year after year while stockholders suffer.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
Specialty
Lending
If you have any questions concerning this letter OR HOW TO VOTE, please call MacKenzie Partners at one of the phone numbers listed below.
105 Madison Avenue New York, NY 10016 (212) 929-5500 (call collect) or
TOLL-FREE (800) 322-2885
TPG@mackenziepartners.com
Forward-Looking Statements
Information set forth herein may contain forward-looking statements, including, but not limited to, statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TICC Capital Corp. (“TICC”), statements with regard to the expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management of TPG Specialty Lending, Inc. (“TSLX”), and statements with regard to TSLX’s proposed business combination transaction with TICC (including any financing required in connection with a possible transaction and the benefits, results, effects and timing of a possible transaction). Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX, TICC and/or the combined businesses of TSLX and TICC, including, but not limited to, statements containing words such as anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside” and other similar expressions, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
SPECIALTY
LENDING
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon TSLX’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC or the actual results or performance of TICC, TSLX or TICC and TSLX on a combined basis to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to a possible transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate a transaction on the terms set forth in its proposal or on other terms, uncertainty as to whether TICC’s board of directors will engage in good faith, substantive discussions or negotiations with TSLX concerning its proposal or any other possible transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of a transaction, uncertainties as to the timing of a transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of a transaction or any failure to complete a transaction, competitive responses to the announcement or consummation of a transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of a transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to a potential integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from a transaction, unexpected costs, liabilities, charges or expenses resulting from a transaction, litigation relating to a transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Third Party-Sourced Statements and Information
Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.

TPG
SPECIALTY
LENDING
Proxy Solicitation Information
In connection with TSLX’s solicitation of proxies for the 2016 annual meeting of TICC stockholders in favor of (a) the election of TSLX’s nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended, TSLX filed an amended definitive proxy statement in connection therewith on Schedule 14A with the SEC on July 11, 2016 (the “TSLX Proxy Statement”). TSLX has mailed a prior version of the TSLX Proxy Statement and accompanying GOLD proxy card to stockholders of TICC on or about June 20, 2016.
This communication is not a substitute for the TSLX Proxy Statement.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND THE OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE TSLX PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,719 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 24, 2016, its proxy statement for the 2016 annual meeting of TSLX stockholders, which was filed with the SEC on April 8, 2016, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the TSLX Proxy Statement and other relevant materials to be filed with the SEC (if and when available).
This document shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PROTECT YOUR INVESTMENT. VOTE THE GOLD CARD TODAY TO TERMINATE THE
EXTERNAL ADVISER AND ELECT T. KELLEY MILLET TO END A DECADE OF FAILURE AT
TICC. YOUR VOTE COUNTS.